SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                November 8, 2007


                         The Estee Lauder Companies Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                                         11-2408943
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)


767 Fifth Avenue, New York, New York                            10153
(Address of principal executive offices)                      (Zip Code)


                         Commission File Number: 1-14064

                                  212-572-4200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02   Departure of Directors or Certain Officers; Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

      On November 9, 2007, The Estee Lauder Companies Inc. (the "Company") announced certain changes to its senior management. Effective March 3, 2008, Fabrizio Freda will become President and Chief Operating Officer of the Company. To accommodate this, upon Mr. Freda's start date, William P. Lauder will no longer be President, but will remain Chief Executive Officer of the Company, and Daniel J. Brestle will be Vice Chairman and President, ELC North America. Each of William P. Lauder and Daniel J. Brestle executed and delivered amendments to their respective employment agreements relating to the changes in their titles.

      Initially, Mr. Freda, age 50, will have direct responsibility through intermediate reports for the Clinique, Bobbi Brown, La Mer, Jo Malone and Darphin brands, the Aramis and Designer Fragrances Division, the International Division, Global Operations, Global Research and Development and Corporate Product Innovation and Global Packaging, Quality Assurance, Merchandise Design, Corporate Store Design & Retail Store Operations. Effective when Mr. Freda starts, Mr. Brestle will continue to oversee the Estee Lauder, M.A.C, Prescriptives and Tom Ford Beauty brands and the BeautyBank division on a worldwide basis and will lead our North American business by coordinating the Company's business across brands and distribution channels in the U.S. and Canada. In addition, Philip Shearer, who is currently Group President, will remain in that position and will lead the Company's strategy and new business team, focusing on mergers and acquisitions, and will also continue to lead the Aveda, Origins, Bumble and bumble and Ojon brands, as well as the Company's online business.

      The Company's current succession plan anticipates Mr. Freda becoming Chief Executive Officer within 24 months. At such time as Mr. Freda becomes Chief Executive Officer, it is expected that William P. Lauder would become Chairman of the Board and Leonard A. Lauder would become Chairman Emeritus and continue as a director.

      From 2001 through mid-2007, Mr. Freda was President, Global Snacks, of The Procter & Gamble Company ("P&G"). Except for a period starting in 1986 and ending in 1988, when he directed marketing and strategic planning for Gucci SpA, Mr. Freda had worked at P&G since 1982. While there, he spent about a decade in positions of increasing responsibility in P&G's Health and Beauty Care division.

      On November 8, 2007, Mr. Freda entered into an employment agreement with the Company. The Agreement provides for Mr. Freda's employment as President and Chief Operating Officer beginning March 3, 2008 and specifically notes that it is the Company's intention that Mr. Freda will be successor to the Chief Executive Officer of the Company and, subject to the performance of his duties for the Company and its subsidiaries and affiliates being satisfactory to the Board of Directors of the Company, such decision regarding succession to Chief Executive Officer shall be made no later than July 1, 2009 with effect no later than July 1, 2010. The term of employment provided for in the agreement ends on June 30, 2011, unless terminated sooner by Mr. Freda or the Company. In addition

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to his position as President and Chief Operating Officer, Mr. Freda may hold other positions and executive offices of the Company and/or the Company's subsidiaries or affiliates consistent with his position as agreed by Mr. Freda or assigned by the Chief Executive Officer or the Board of Directors.

      Under the Agreement, Mr. Freda will receive a base salary of not less than $1.3 million per annum. For the period beginning March 3, 2008 and ending June 30, 2008 (the "First Contract Year"), the total base salary is $433,333 (which equates to four months at the annual rate). Mr. Freda will receive a "sign on" bonus equal to $1 million payable within 30 days of his first day of employment and a guaranteed bonus equal to $833,333 for the First Contract Year payable no later than September 15, 2008. After the First Contract Year, Mr. Freda will be eligible for aggregate target incentive bonus compensation of no less than $2.5 million for each Contract Year (as defined below) for which the employment agreement is in effect. Under the terms of the Company's Executive Annual Incentive Plan (the "Bonus Plan"), Mr. Freda may elect to defer all or part of his incentive bonus compensation in compliance with Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"). Any incentive bonus compensation that is performance-based compensation will be based on a performance period of at least 12 months and Mr. Freda may make a deferral election at any time before the date that is six months before the applicable performance period ends. Except for compensation payable in respect of the First Contract Year (including the "sign on" bonus), any amount of Mr. Freda's base salary or any amounts owed to him under the Bonus Plan or any other amounts payable to Mr. Freda are not currently deductible by the Company under Section 162(m) of the Code, the Company will defer payment of such amounts until Section 162(m) no longer applies to Mr. Freda subject to the provisions of Section 409A of the Code.

      During the term of the Agreement, Mr. Freda will be eligible to receive annual stock-based awards under the Company's Amended and Restated Fiscal 2002 Share Incentive Plan with a value equivalent to a grant of stock options with respect to 250,000 shares of the Company's Class A Common Stock. In addition, he will receive a one-time grant of stock-based awards under the Company's Amended and Restated Fiscal 2002 Share Incentive Plan with a value equivalent to a grant of stock options with respect to 100,000 shares of the Company's Class A Common Stock. During the term of the Agreement, in addition to the Company's benefits generally available to senior executives (e.g., life insurance, medical, health and accident, disability and vacation plans, annual perquisite reimbursement under the Company's Senior Executive Compensation Program Perquisite Plan of up to $15,000 per calendar year, financial counseling services up to $5,000 per calendar year, and participation in the Company's Executive Automobile Program with an automobile having an acquisition value of $50,000), the Company will provide Mr. Freda additional executive term life insurance with a face amount of $5 million, travel for his spouse to accompany him on up to two (2) business-related travel itineraries per fiscal year and relocation allowances and expenses from Italy to the New York area in accordance with the Company's relocation policy. In addition, Mr. Freda will be entitled to an annual supplemental deferral computed by taking the difference between $485,000 and the actual vested annual accruals and contributions made to the Company's qualified and non-qualified pension and qualified retirement savings plans on behalf of


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the Executive. Such deferrals will be credited with interest annually at a rate per annum equal to the Citibank base rate but in no event more than 9%.

      The Company may terminate Mr. Freda's employment at any time if he becomes "permanently disabled" (as defined in the Agreement), in which event Mr. Freda will be entitled to receive (i) any accrued but unpaid salary and other amounts to which he is otherwise entitled prior to the date of termination, (ii) bonus compensation earned but not paid that relates to any Contract Year (as defined below) ended prior to the date of termination, (iii) unpaid bonus compensation otherwise payable for the Contract Year in which such disability occurred pro-rated to the date of termination, (iv) reimbursement for financial counseling services in the amount of $5,000 for a period of one year from the date of termination and (v) for a period of one year from the date of termination (the "Disability Continuation Period"), his base salary in effect at the time of termination (less disability payments). In addition, Mr. Freda will be entitled to continue to participate, to the extent permitted by applicable law, in the Company's benefit plans during the Disability Continuation Period (disregarding any required delay in payments pursuant to Section 409A). Since Mr. Freda's continued participation in any qualified pension and qualified retirement savings plans of the Company is not permitted during the Disability Continuation Period, the Company will provide Mr. Freda, subject to the provisions of Section 409A, cash payments equivalent in value to his continued participation in the pension plan during such period and amount equal to the maximum matching contribution available under the 401(k) Savings Plan.

      For purposes of this discussion, "Contract Year" means the First Contract Year or the applicable twelve-month period after the First Contract Year commencing on July 1 and ending June 30 (for instance, the second Contract Year begins July 1, 2008 and ends June 30, 2009).

      In the event of Mr. Freda's death during the term of his employment, his beneficiary or legal representative will be entitled to receive (i) any accrued but unpaid salary and other amounts to which Mr. Freda otherwise was entitled prior to the date of his death, (ii) bonus compensation earned but not paid that relates to any Contract Year ended prior to his death, (iii) unpaid bonus compensation otherwise payable for the Contract Year in which his death occurred pro-rated to the date of his death, (iv) reimbursement for financial counseling services in the amount of $5,000 for a period of one year from the date of his death, and (v) for a period of one year from the date of his death, his base salary in effect at the time of his death.

      The Company may terminate Mr. Freda's employment for any reason (other than for "cause" as defined in the Agreement) upon 90 days' prior written notice. In the event of the Company's termination of his employment (other than for cause, disability or death) or a termination by Mr. Freda for an uncured "material breach" (as such term is defined in the Agreement), Mr. Freda will be entitled to (a) receive (i) any accrued but unpaid salary and other amounts to which he is otherwise entitled prior to the date of termination, (ii) bonus compensation earned but not paid that relates to any Contract Year ended prior to the date of termination, (iii) unpaid bonus compensation otherwise payable for the Contract Year in which termination occurred pro-rated to the date of


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termination, (iv) for a period ending on a date two years from the date of termination, his base salary in effect at the time of termination, (v) bonus compensation equal to 50% of the average of incentive compensation bonuses previously paid or payable (with respect to completed Contract Years) to him during the contract term or, if such termination occurs prior to payment of any bonus, $1.25 million, (vi) reimbursement for financial counseling services in the amount of $5,000 for each year during a period of two years from the date of termination, and (b) participate, for a period ending on a date two years from the date of termination, to the extent permitted by applicable law, in the Company's benefit plans or receive the cash payments equivalent in value to his continued participation in the benefit plans during such period as described above. For purposes hereof, an "uncured material breach" includes the Company's failure to make the decision to elect Mr. Freda to the office of Chief Executive Officer of the Company on or prior to July 1, 2009 and to elect him to that position on or prior to July 1, 2010.

      In the event Mr. Freda terminates his employment for good reason following a change of control of the Company, he is entitled to receive payments and benefits as if his employment was terminated by the Company without cause. In the event of a termination by the Company or by Mr. Freda for good reason after a change of control, Mr. Freda may also be entitled to reimbursement for outside legal counsel up to $20,000.

      In the case of termination by the Company for cause (as defined in the Agreement), Mr. Freda will be entitled to receive his accrued but unpaid salary and any benefit under the employee benefit programs and plans of the Company as determined under such programs and plans upon and as of such termination.

      Mr. Freda may terminate his employment voluntarily for any reason at any time upon 90 days' prior written notice to the Company, in which event the Company will have no further obligations after termination other than to (i) pay any accrued but unpaid salary, and (ii) pay bonus compensation, if any, earned but not paid that relates to any Contract Year ended prior to the date of termination, and (iii) provide any benefits under the employee benefit programs and plans of the Company as provided for in such plans and programs.

      The Agreement requires Mr. Freda to abide by restrictive covenants relating to non-competition and non-solicitation during his employment and, under certain circumstances, for two years following termination of employment and non-disclosure relating to the Company's confidential information.

      If the Company does not renew his employment (with similar terms other than length of term, the inclusion of a guaranteed and/or "sign on" bonus and except for a change in Company policy regarding the use of written employment agreements for executives, the form of equity-based compensation or the mix of cash and non-cash compensation), Mr. Freda will be entitled to receive for two years his base salary and other benefits consistent with the Company's obligations upon termination without cause, including the required delay in payment for the six-month period following the date of termination for any amounts determined to be subject to Section 409A.



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      The Agreement provides that in the event any amount or benefit paid under the Agreement, taken together with any amounts or benefits otherwise paid to Mr. Freda by the Company or any affiliated company, are subject to excise tax payments or parachute payments under Section 4999 of the Code, the amounts paid to Mr. Freda will be reduced (but not below zero) to the extent necessary to eliminate the excise tax.

      The Agreement provides that any amounts that are not exempt from Section 409A will be subject to the required six-month delay in payment after termination of service provided that Mr. Freda is a "specified employee" for purposes of Section 409A at the time of termination of service. Amounts that otherwise would have been paid during this six-month delay will be paid in a lump sum on the first day after such period expires.

      The above summary of the material terms of the Agreement is qualified by reference to the text of the Agreement which is filed herewith as Exhibit 10.1 and incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits


Exhibit No.       Description
-----------       -----------

10.1              Employment Agreement with Fabrizio Freda, dated as of November
                  8, 2007.

10.2 Amendment, dated as of November 8, 2007, to Employment Agreement with William P. Lauder

10.3 Amendment, dated as of November 8, 2007, to Employment Agreement with Daniel J. Brestle








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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     THE ESTEE LAUDER COMPANIES INC.



Date:   Novmeber 14, 2007            By:  /s/  Spencer G. Smul
                                          -------------------------------
                                          Spencer G. Smul
                                          Vice President, Deputy General
                                          Counsel and Secretary




























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                         THE ESTEE LAUDER COMPANIES INC.

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

10.1              Employment Agreement with Fabrizio Freda, dated as of November
                  8, 2007.

10.2 Amendment, dated as of November 8, 2007, to Employment Agreement with William P. Lauder

10.3 Amendment, dated as of November 8, 2007, to Employment Agreement with Daniel J. Brestle



























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